Exhibit 99.2

THE TERMS AND CONDITIONS OF THE OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS DATED _______, 202__ (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM D.F. KING & CO., INC., THE INFORMATION AGENT, BY CALLING (800) 549-6864 (TOLL-FREE) OR (212) 269-5550 (BROKER-DEALERS AND NOMINEES) OR BY EMAIL AT CTSO@DFKING.COM.

FORM OF INSTRUCTIONS AS TO USE OF CYTOSORBENTS CORPORATION

TRANSFERABLE SERIES A RIGHT WARRANT CERTIFICATE

TRANSFERABLE SERIES B RIGHT WARRANT CERTIFICATE

PLEASE CONSULT THE SUBSCRIPTION AGENT, INFORMATION AGENT, YOUR BANK OR BROKER FOR ANY QUESTIONS

The following instructions relate to the rights offering being conducted by CYTOSORBENTS CORPORATION, a Delaware corporation, to holders of our common stock, par value $0.001 per share, and certain eligible warrantholders as described in the Prospectus. We are distributing, at no charge, non-transferable subscription rights (the “Subscription Rights”) entitling holders of our Common Stock and certain eligible warrantholders as of the record date of 5:00 p.m., Eastern Time, on December 16, 2024 (the “Record Date”), to purchase units at a subscription price of $1.00 per Unit (“Unit Subscription Price”). Each unit (a “Unit”) will consist of one share of Common Stock, one Series A right warrant to purchase one share of Common Stock (“Series A Right Warrants”), and one Series B right warrant to purchase one share of Common Stock (“Series B Right Warrants” and, together with the Series A Right Warrants, the “Right Warrants”). We refer to this as your basic right to purchase one Unit. If you exercise your basic right in full, you will also have the right, or oversubscription privilege, to purchase additional Units for which other rights holders do not subscribe, subject to certain pro rata allocations and ownership limitations. We refer to the basic rights and oversubscription privilege together as Subscription Rights. The offering of the Subscription Rights and the Units is referred to as the “offering.”

The Right Warrants are exercisable commencing on their date of issuance at an exercise price equal to (i) in the case of the Series A Right Warrants, 90% of the 5-day volume weighted average price of our Common Stock over the 5-trading days prior to the expiration date of the Series A Right Warrants, rounded down to the nearest whole cent but (x) not lower than $1.00 and (y) not higher than $2.00, which is 45 days following the closing date of the subscription offering, (ii) in the case of the Series B Right Warrants, 90% of the 5-day volume weighted average price of our Common Stock over the 5-trading days prior to the expiration date of the Series B Right Warrants, rounded down to the nearest whole cent but (x) not lower than $2.00 and (y) not higher than $4.00, which is 90 days following the closing date of the subscription offering.

Expiration Time – Series A Right Warrant

THE SERIES A RIGHT WARRANT WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN TIME, ON ______________, 2025 (“SERIES A RIGHT WARRANT EXPIRATION DATE”) SUBJECT TO EXTENSION OR EARLIER TERMINATION. YOUR CERTIFICATE FOR YOUR SERIES A RIGHT WARRANT (THE “TRANSFERABLE SERIES A RIGHT WARRANT CERTIFICATE”) AND PAYMENT OF THE INITIAL EXERCISE PRICE OF THE SERIES A RIGHT WARRANT MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE SERIES A RIGHT WARRANT EXPIRATION DATE. ONCE YOU HAVE EXERCISED YOUR SERIES A RIGHT WARRANT, SUCH EXERCISE MAY NOT BE REVOKED OR CHANGED, EVEN IF YOU LATER LEARN INFORMATION THAT YOU CONSIDER TO BE UNFAVORABLE TO THE EXERCISE OF YOUR SERIES A RIGHT WARRANT. SERIES A RIGHT WARRANT NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN TIME, ON THE SERIES A EXPIRATION DATE WILL EXPIRE WITHOUT VALUE.

If you do not exercise your Series A Right Warrant prior to the Series A Expiration Date, your Series A Right Warrant will expire and will no longer be exercisable. We will not be required to sell shares of common stock to you if the subscription agent receives your Transferable Series A Right Warrant Certificate or your payment after 5:00 p.m., Eastern time, on the Series A Right Warrant Expiration Date regardless of when the Transferable Series A Right Warrant Certificate and payment were sent. If you send your Transferable Series A Right Warrant Certificate and payment by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to the Series A Right Warrant Expiration Date. See “The Rights Offering—Exercise of Subscription Rights” in the Prospectus.

Expiration Time – Series B Right Warrant

THE SERIES B RIGHT WARRANT WILL EXPIRE AND WILL HAVE NO VALUE AT 5:00 P.M., EASTERN TIME, ON ______________, 2025 (“SERIES B RIGHT WARRANT EXPIRATION DATE”) SUBJECT TO EXTENSION OR EARLIER TERMINATION. YOUR CERTIFICATE FOR YOUR SERIES B RIGHT WARRANT (THE “TRANSFERABLE SERIES B RIGHT WARRANT CERTIFICATE”) AND PAYMENT OF THE INITIAL EXERCISE PRICE OF THE SERIES B RIGHT WARRANT MUST BE RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M., EASTERN TIME, ON THE SERIES B RIGHT EXPIRATION DATE. ONCE YOU HAVE EXERCISED YOUR SERIES B RIGHT WARRANT, SUCH EXERCISE MAY NOT BE REVOKED OR CHANGED, EVEN IF YOU LATER LEARN INFORMATION THAT YOU CONSIDER TO BE UNFAVORABLE TO THE EXERCISE OF YOUR SERIES B RIGHT WARRANT. SERIES B RIGHT WARRANT NOT EXERCISED PRIOR TO 5:00 P.M., EASTERN TIME, ON THE SERIES B RIGHT WARRANT EXPIRATION DATE WILL EXPIRE WITHOUT VALUE.

If you do not exercise your Series B Right Warrant prior to the Series B Right Warrant Expiration Date, your Series B Right Warrant will expire and will no longer be exercisable. We will not be required to sell shares of common stock to you if the subscription agent receives your Transferable Series B Right Warrant Certificate or your payment after 5:00 p.m., Eastern time, on the Series B Right Warrant Expiration Date, regardless of when the Transferable Series B Right Warrant Certificate and payment were sent. If you send your Transferable Series B Right Warrant Certificate and payment by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to Series B Right Warrant Expiration Date. See “The Right Offering—Exercise of Subscription Rights” in the prospectus.

If, at the expiration date of each of the respective Right Warrants, the exercise price as determined is lower than the initial exercise price, any excess amount paid by a holder will be promptly returned to the holder, without interest or penalty.

The maximum number of our Units available for issuance in this offering is 6,250,000 Units. If more than 6,250,000 Subscription Rights are exercised, we will allocate Units to subscribers on a pro-rata basis based on the total number of Subscription Rights exercised. In addition, the maximum number of shares of our Common Stock available for issuance in this offering is 12,500,000 shares, including the shares of Common Stock comprising the Units and pursuant to the exercise of the Right Warrants comprising the units. If at any time the issuance of shares of Common Stock pursuant to the exercise of Right Warrants comprising the units would exceed such share limitation, any issued and outstanding Right Warrants that remain unexercised will immediately expire worthless.

If you have any questions concerning this offering, please contact the Information Agent, D.F. King & Co., Inc. by telephone at (800) 549-6864 (toll-free) or (212) 269-5550 (broker-dealers and nominees) or by email at CTSO@dfking.com.

1. Method of Exercise—Exercise of Right Warrants

For the Right Warrants that you wish to exercise, please: (1) complete Form 1 of the applicable Transferable Right Warrant Certificate that you wish to exercise (see each of Transferable Right Warrant Certificate attached to these instructions); (2) sign Form 4 of the applicable Transferable Right Warrant Certificate; and (3) mail the properly completed and executed Transferable Right Warrant Certificate evidencing the exercise of the applicable Right Warrants, together with the applicable payment for each Right Warrant exercised to the subscription agent, on or prior to the applicable expiration date. If at the expiration date of each of the Right Warrants, the exercise price as determined above is lower than the initial price paid any excess subscription amount paid by a holder will be promptly returned to the holder, without interest or penalty.

Additionally, if the shares of common stock issued pursuant the exercise of the Right Warrants are to be issued in a name other than that of the registered holder, or sent to an address other than that shown on the front of the Transferable Right Warrant Certificate, please complete Form 2 of the Transferable Right Warrant Certificate being exercised and sign under Form 4 and have your signature guaranteed under Form 5 prior to mailing the applicable Transferable Right Warrant Certificate to the subscription agent, prior to the applicable expiration date. Payment of the initial exercise price will be held in escrow by an escrow agent retained by the subscription agent, on our behalf, in a segregated account.

(a) Method of Execution

(i)  Execution by Registered Holder. Your signature on the applicable Transferable Right Warrant Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Transferable Right Warrant Certificate without any alteration or change whatsoever. Persons who sign the Transferable Right Warrant Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the subscription agent in its sole and absolute discretion, must present to the subscription agent satisfactory evidence of their authority to so act.

(ii) Execution by Person Other than Registered Holder. If the Transferable Right Warrant Certificate is executed by a person other than the holder named on the face of the Transferable Right Warrant Certificate, proper evidence of authority of the person executing the Transferable Series  Rights Certificate must accompany the same unless, for good cause, the subscription agent dispenses with proof of authority.

(iii)   Signature Guarantees. If you completed any part of Form 2 or Form 3 of the Non-Transferable Series  Rights Certificate to provide that the common stock issued pursuant to your exercise of the applicable Right Warrants to be (x) issued in a name other than that of the registered holder, or (y) sent to an address other than that shown on the front of the Non-Transferable Series Rights Certificate, your signature in Form 4 must be guaranteed in Form 5 by an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or by a member of a Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP, subject to standards and procedures adopted by the subscription agent.

(b)	Method of Payment and Delivery

Registered holders may send to the subscription agent (a) payment of the full initial exercise price for the Right Warrants being exercised (e.g., $2.00 or $4.00 for each Series A Right Warrant and Series B Right Warrant, respectively) (b) a properly completed and duly executed Transferable Right Warrant Certificate for the applicable Right Warrants being exercised, which must be received by the subscription agent at the subscription agent’s offices set forth herein, at or prior to 5:00 p.m., Eastern time, on the applicable expiration date. A properly completed and duly executed Transferable Right Warrant Certificate for the Right Warrants being exercised and full payment of the initial exercise price must be received by the subscription agent at or prior to 5:00 p.m., Eastern time, on the applicable expiration date unless the expiration date is extended by us.

All payments by a registered holder must be in U.S. dollars by certified check payable to the order of “Equiniti Trust Company, LLC, as the Subscription Agent” Payment also may be made by wire transfer to the account maintained by an escrow agent retained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this offering, with reference to the registered holder’s name. The subscription agent will deposit all funds received by it prior to the final payment date in escrow in a segregated account maintained by an escrow agent retained by the subscription agent on our behalf, pending pro-ration and distribution of the shares of common stock. If at the expiration date of each of the respective Right Warrants, the final exercise price is lower than the initial exercise price, any excess amount paid by a registered holder, will be promptly returned to the registered holder, without interest or penalty.

Beneficiary Account Name: Equiniti Trust Company, LLC
Account Number:	________________________________
ABA/Routing number:	________________________________
Bank:	________________________________
________________________________
For Further Credit:	CytoSorbents Corporation
Account Number:	________________________________

Each Transferable Right Warrant Certificate and payments of the applicable exercise price (e.g., $2.00 or $4.00 for each Series A Right Warrant or Series B Right Warrant, respectively) must be delivered to the subscription agent by hand, or overnight courier or by first class mail to the below:

If delivering by hand: Equiniti Trust Company, LLC Attn: Reorganization Department 55 Challenger Road, Suite 200 Ridgefield Park, NJ 07660	If delivering by mail or overnight courier: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 55 Challenger Road, Suite 200 Ridgefield Park, NJ 07660

Delivery to an address or by a method other than those above will not constitute valid delivery.

2.  Issuance of Common Stock

The following deliveries and payments will be made and/or issued to the address shown on the face of your Transferable Right Warrant Certificate, unless you provide instructions to the contrary in your Transferable Right Warrant Certificate.

(a)	Right Warrants. As soon as practicable following the expiration of each of the Right Warrants and the valid exercise of the Right Warrants, we will issue to each holder exercising their Right Warrants one share of common stock for each Right Warrant exercised in book-entry, or uncertificated form representing the shares of common stock purchased pursuant to the Right Warrants.

(b)	Excess Cash Payments. As soon as practicable following the expiration date of each of the Right Warrants and after all prorations and adjustments contemplated by the terms of the offering have been effected, any excess payments received in payment of the initial price will be mailed by the subscription agent to each holder of the Right Warrants, without interest or penalty.

3. Transfer of Right Warrants

The Right Warrants granted to you are transferable, in whole or in part. If you wish to transfer Right Warrants, please: (1) complete Form 2 of the Non-Transferable Subscription Right Warrant Certificate; (2) sign under Form 4 and have your signature guaranteed under Form 5 of the Non-Transferable Subscription Right Warrant Certificate; and (3) mail the properly completed and executed Transferable Right Warrant Certificate evidencing the transfer of the applicable Right Warrants, together with funds sufficient to pay any transfer taxes payable upon the making of such transfer to the subscription agent, on or prior to the applicable expiration date.

4. Special Provisions Relating to the Delivery of Right Warrants through the Depository Trust Company

Banks, trust companies, securities dealers and brokers that hold shares of our common stock on the Record Date as nominee for more than one beneficial owner may, upon proper showing to the subscription agent, exercise such beneficial owner’s Right Warrants through DTC on the same basis as if the beneficial owners were stockholders on the Record Date. Such nominee may exercise the Right Warrants on behalf of the exercising beneficial owner through DTC by: (1) providing a certification as to the aggregate number of Right Warrants exercised by the beneficial owner on whose behalf such nominee is acting, and (2) instructing DTC to charge the nominee’s applicable DTC account for the initial price for the new shares of Common Stock to facilitate the delivery of the full exercise payment to the subscription agent. DTC must receive the subscription instructions and payment for the Right Warrants exercised no later than the applicable expiration date for each of the Right Warrants exercised. In the event the transfer agent is not participating in DTC for the Right Warrants, such nominee may exercise the Right Warrants on behalf of the exercising beneficial owner pursuant to instructions in Section 1 above, and including in such mailing a Transferable Right Warrant Certificate, registered in the Company’s share register in the name of the beneficial owner or its designee, for the number of shares of Common Stock to which the beneficial owner is entitled pursuant to such exercise.

5. Form W-9

Each Right Warrants holder who elects to exercise their Right Warrants should provide the subscription agent with a correct Taxpayer Identification Number (TIN) on IRS Form W-9. See “Material U.S. Federal Income Tax Consequences — Information Reporting and Backup Withholding” in the Prospectus. Failure to provide the information on the form may subject such holder to a $50 penalty for each such failure and to 24% federal income tax withholding with respect to dividends (including deemed dividends) that may be paid by the Company on shares of its common stock. Foreign Persons are generally required to provide an appropriate IRS Form W-8 rather than IRS Form W-9 and may be subject to withholding on dividends (including deemed dividends) at a rate of up to 30%.